SEMIANNUAL REPORT
--------------------------------------------------------------------------------


                                [PHOTO OMITTED]


                                      Cash
                                    Reserve,
                                      Inc.


                                 JUNE 30, 1998


                         [JHF LOGO] JOHN HANCOCK FUNDS
                                    A Global Investment Management Firm

                                   DIRECTORS
                            Edward J. Boudreau, Jr.
                                James F. Carlin
                             William H. Cunningham*
                                Charles F. Fretz
                              Harold R. Hiser, Jr.
                                Anne C. Hodsdon
                               Charles L. Ladner
                              Leo E. Linbeck, Jr.
                             Steven R. Pruchansky*
                              Richard S. Scipione
                     Lt. Gen. Norman H. Smith, USMC (Ret.)
                                 John P. Toolan
                        *Members of the Audit Committee

                                    OFFICERS
                            Edward J. Boudreau, Jr.
                      Chairman and Chief Executive Officer
                               Robert G. Freedman
                               Vice Chairman and
                            Chief Investment Officer
                                Anne C. Hodsdon
                     President and Chief Operating Officer
                                James B. Little
                           Senior Vice President and
                            Chief Financial Officer
                                Susan S. Newton
                          Vice President and Secretary
                               James J. Stokowski
                          Vice President and Treasurer
                               Thomas H. Connors
                  Second Vice President and Compliance Officer

                                   CUSTODIAN
                       State Street Bank & Trust Company
                              225 Franklin Street
                        Boston, Massachusetts 02205-9116

                                 TRANSFER AGENT
                     John Hancock Signature Services, Inc.
                         1 John Hancock Way, Suite 1000
                        Boston, Massachusetts 02217-1000

                               INVESTMENT ADVISER
                          John Hancock Advisers, Inc.
                             101 Huntington Avenue
                        Boston, Massachusetts 02199-7603

                             PRINCIPAL DISTRIBUTOR
                            John Hancock Funds, Inc.
                             101 Huntington Avenue
                        Boston, Massachusetts 02199-7603

                                 LEGAL COUNSEL
                               Hale and Dorr llp
                                60 State Street
                        Boston, Massachusetts 02109-1803


DEAR FELLOW SHAREHOLDERS:

During the last decade, investors have become used to seeing stock market returns averaging 15% or so each year. In the past three years, the stock market has treated us to a record run, producing annual returns in excess of 20%.

After such a long and remarkable performance, many began this year wondering what the market would do for an encore in 1998. The answer through the end of June was more of the same. But tremors from Asia have also sparked increased volatility, as corporate earnings and the U.S. economy have shown signs of slowing. What's more, a good part of the market's advance has come from just a small group of the largest companies in the major stock market indexes.

--------------------------------------------------------------------------------
[A 1 1/4" x 1" photo of Edward J. Boudreau Jr., Chairman and Chief Executive Officer, flush right, next to second paragraph.]
--------------------------------------------------------------------------------

The move ahead has been so narrow that some observers believe that most stocks have actually been in a bear market this year. The bond market had its pockets of volatility as well, although U.S. Treasury bonds benefited from their safe-haven status.

While we don't make a practice of opining on what the market will do next, we believe that after such a long run up, it would be wise for investors to set more realistic expectations. Over the long term, the market's historical results have been more in the 10% per year range, which is still a solid result, considering it has been produced despite wars, depressions and other social upheavals along the way.

In addition to adjusting, or at least re-examining, expectations, now could also be a good time to review with your investment professional how your assets are diversified, perhaps with an eye toward a more conservative approach. Stocks, especially with their outsized gains of the last three years, might have grown to represent a larger piece of your portfolio than you had originally intended, given your objectives, time horizon and risk level.

At John Hancock Funds, our goal is to help you reach your financial objectives and maintain wealth. One way we can do that is by helping you keep your feet on the ground as you pursue your dreams.

Sincerely,

/s/Edward J. Boudreau, Jr.
EDWARD J. BOUDREAU, JR., CHAIRMAN AND CHIEF EXECUTIVE OFFICER

               By Dawn Baillie for the Portfolio Management Team

                        John Hancock Cash Reserve, Inc.

                     Dormant inflation, Asian turmoil keep
                     -------------------------------------
                        Federal Reserve on the sidelines
                        --------------------------------

When the Fund's semiannual period began in January, the economy was growing at a healthy clip and seemed to shrug off the effects of financial turmoil in Asia. As a result, investors grew more concerned that the Federal Reserve would raise interest rates at its March meeting in order to cool the economy's jets and prevent an inflation outbreak. But the Fed held back, and chairman Alan Greenspan later made it clear that he would not make any changes to U.S. monetary policy without taking worldwide events into account. Indeed, as the period progressed, conditions in the Far East remained unsettled. Asian markets floundered, Japan's currency plummeted as its economy fell back into recession, and the region became the focal point of market concerns. Fears heightened that the worst wasn't over yet and that the U.S. economy would slow in the second half. That possibility lent further resolve to the Fed's keeping a sideline stance.

As a result of the Fed's inaction in the last six months, money market yields remained fairly steady during the period, as the federal funds rate remained at 5.50%. The fed funds rate is that which banks charge each other for overnight loans. It also serves as a pricing benchmark for money market securities. In June, however, money market yields fell somewhat along with all bond yields in a rally prompted by foreign investors' increasingly seeking the safe haven of

"...money market yields remained fairly steady..."

--------------------------------------------------------------------------------
[A 3 1/4" x 2 1/4" photo of fund management team. Caption reads: Fund management team members (l-r) Jeff Given, Dawn Baillie, Bill Larkin, and Barry Evans.]
--------------------------------------------------------------------------------

                    John Hancock Funds - Cash Reserve, Inc.

--------------------------------------------------------------------------------
["Bar chart with the heading "7-Day Effective Yield" as of June 30, 1998 at the top. The chart is scaled into increments of 2%. The first bar represents the 4.98% total return for John Hancock Cash Reserve, Inc. The second bar represents the 4.92% total return for Average taxable money market fund. Footnote below states "The average taxable money market fund is tracked by Lipper Analytical services, Inc. Past performance is no guarantee of future results."]
--------------------------------------------------------------------------------

U.S. Treasury bonds.

"...we will keep the Fund's maturity longer than average..."

On June 30, 1998, John Hancock Cash Reserve, Inc. had a 7-day effective yield of 4.98%. By comparison, the average taxable money market fund had a 7-day effective yield of 4.92%, according to Lipper Analytical Services, Inc.

Staying long
We kept the Fund's maturity longer than average throughout the entire six-month period. We only moved closer to average, although still staying longer, in the days leading up to the Fed's March and May meetings when rate fears escalated. We took this aggressive stance because we continued to believe that inflation would remain in check and that the Fed would not take any action as long as Asia remained a wild card. We were able to maintain the Fund's longer maturity because its liquidity needs have been more modest than we had originally anticipated when we closed the Fund to new shareholders. This strategy served us well by allowing us to lock in higher rates, especially before last month's rally when interest rates on longer maturity bonds tumbled to their lowest level in years and also put pressure on money market yields.

A look ahead
As long as the economy remains in its nearperfect mode N solid growth, low interest rates and benign inflation N and Asia still looms large over the market and the economy, we believe the Fed will stay on the sidelines. Above all else, further events in Asia and the U.S. ecomony's growth rate hold the keys to the Fed's next moves. If the U.S. economy slows down in the second half of the year, we also could see some further decline in both interest rates and money market yields.

In this environment, we will keep the Fund's maturity longer than average, believing the Fed will take no further action this year. Globally, we'll be watching Japan and the yen, whose continued fall could spell more trouble for other Asian currencies and economies worldwide. Domestically, we'll take our cues from the monthly economic data, including the important employment cost index number, which is an accurate measure of how and if a tight labor market and wage pressures are translating into inflation. As always, we'll stay focused on our goal of providing a competitive level of current income, while preserving stability of principal.

--------------------------------------------------------------------------------
This commentary reflects the views of the portfolio management team through the end of the Fund's period discussed in this report. Of course, the team's views are subject to change as market and other conditions warrant.

The Fund is neither insured nor guaranteed by the U.S. government. There can be no assurance that the Fund will be able to maintain a net asset value of $1.00 per share.

                              FINANCIAL STATEMENTS

                    John Hancock Funds - Cash Reserve, Inc.

The Statement of Assets and Liabilities is the Fund's balance sheet and shows the value of what the Fund owns, is due and owes on June 30, 1998. You'll also find the net asset value per share as of that date.

Statement of Assets and Liabilities
June 30, 1998 (Unaudited)
--------------------------------------------------------------------------------
Assets:
Investments, in money market instruments, at
value - Note C: Corporate interest-bearing
obligations (cost - $17,934,947)..................                  $17,934,947
U.S. government obligations
(cost - $13,990,196) .............................                   13,990,196
Joint repurchase agreement
(cost - $ 294,000) ...............................                      294,000
                                                                    -----------
                                                                     32,219,143
Cash .............................................                        5,937
Interest receivable ..............................                      521,197
Other assets .....................................                       40,532
                                                                    -----------
                   Total Assets ..................                   32,786,809
                   ------------------------------------------------------------
Liabilities:
Payable for investments purchased ................                          310
Dividend payable .................................                        3,337
Payable to John Hancock Advisers,
Inc. and affiliates- Note B ......................                       21,199
Accounts payable and accrued
expenses .........................................                       11,037
                                                                    -----------
                   Total Liabilities .............                       35,883
                   ------------------------------------------------------------
Net Assets:
Capital paid-in ..................................                   32,750,926
                                                                    -----------
                   Net Assets ....................                  $32,750,926
                   ------------------------------------------------------------

Net Asset Value, Offering Price and
Redemption Price Per Share:
(Based on 32,750,926 shares of beneficial
interest  outstanding - 4,000,000,000
shares authorized with $0.01 per share
par value) .......................................                        $1.00
===============================================================================

The Statement of Operations summarizes the Fund's investment income earned and expenses incurred in operating the Fund.

Statement of Operations
Six months ended June 30, 1998 (Unaudited)
-----------------------------------------------
Investment Income:
Interest .........................................                     $991,529
                                                                    -----------
Expenses:
Investment management fee - Note B ...............                       60,811
Transfer agent fee - Note B ......................                       22,421
Custodian fee ....................................                       13,965
Auditing fee .....................................                        7,979
Financial services fee - Note B ..................                        3,070
Printing .........................................                        1,847
Trustees' fees ...................................                        1,391
Registration and filing fees .....................                        1,252
Legal fees .......................................                        1,226
Miscellaneous ....................................                          339
                                                                    -----------
                   Total Expenses ................                      114,301
                   -------------------------------------------------------------
                   Net Investment Income .........                      877,228
                   -------------------------------------------------------------
                   Net Increase in Net Assets
                   Resulting from Operations .....                     $877,228
                   =============================================================

                       SEE NOTES TO FINANCIAL STATEMENTS.
                                       5

                              FINANCIAL STATEMENTS

                    John Hancock Funds - Cash Reserve, Inc.


Statement of Changes in Net Assets
--------------------------------------------------------------------------------
                                                             YEAR ENDED        SIX MONTHS ENDED
                                                            DECEMBER 31,         JUNE 30, 1998
                                                                1997              (UNAUDITED)
                                                            ------------       ----------------
Increase (Decrease) in Net Assets:
From Operations:
Net investment income ............................           $2,463,296            $877,228
                                                           ------------         -----------
Distributions to Shareholders:
Dividends from net investment income ($0.0508
and $0.0250 per share, respectively) .............           (2,463,296)           (877,228)
                                                           ------------         -----------
From Fund Share Transactions - Net:* .............          (29,181,297)         (5,070,676)
                                                           ------------         -----------
Net Assets:
Beginning of period ..............................           67,002,899          37,821,602
                                                           ------------         -----------
End of period ....................................          $37,821,602         $32,750,926
                                                           ============         ===========
* Analysis of Fund Share Transactions
at $1 Per Share: Shares sold  ....................              $12,066             $14,000
Shares issued to shareholders
in reinvestment of distributions .................            2,336,137             836,157
                                                           ------------         -----------
                                                              2,348,203             850,157
Less shares repurchased ..........................          (31,529,500)         (5,920,833)
                                                           ------------         -----------
Net decrease .....................................         ($29,181,297)        ($5,070,676)
                                                           ============         ===========

The Statement of Changes in Net Assets shows how the value of the Fund's net assets has changed since the end of the previous period. The difference reflects earnings less expenses, distributions paid to shareholders, and any increase or decrease in money shareholders invested in the Fund. The footnote illustrates the Fund shares sold, reinvested and repurchased during the last two periods.

                       SEE NOTES TO FINANCIAL STATEMENTS.


Financial Highlights
Selected data for each share of beneficial interest outstanding  throughout each period  indicated,  investment  returns,  key ratios,  and supplemental data are listed as follows:
--------------------------------------------------------------------------------

                                                            YEAR ENDED DECEMBER 31,              SIX MONTHS ENDED
                                               --------------------------------------------------  JUNE 30, 1998
                                                 1993      1994(1)     1995      1996       1997    (UNAUDITED)
                                               ------     --------   --------   -------   -------  -----------
Per Share Operating Performance
Net Asset Value, Beginning of Period              $1.00      $1.00      $1.00     $1.00     $1.00      $1.00
                                               --------   --------   --------   -------   -------    -------
Net Investment Income .......................      0.03       0.04       0.05      0.05      0.05       0.03
     `                                         --------   --------   --------   -------   -------    -------
Less Distributions:
Dividends from Net Investment Income ........     (0.03 )    (0.04)     (0.05)    (0.05)    (0.05)     (0.03)
                                               --------   --------   --------   -------   -------    -------

Net Asset Value, End of Period ..............     $1.00      $1.00      $1.00     $1.00     $1.00      $1.00
                                               --------   --------   --------   -------   -------    -------
Total Investment Return at Net Asset
Value(2).....................................     2.60%      3.74%      5.38%     5.00%     5.20%      2.53%(3)

Ratios and Supplemental Data
Net Assets, End of Period (000s omitted).....  $130,405   $142,301   $119,763   $67,003   $37,822    $32,751
Ratio of Expenses to Average Net Assets .....     0.66%      0.62%      0.73%     0.65%     0.61%      0.66%(4)
Ratio of Net Investment Income to
Average Net Assets ..........................     2.58%      3.72%      5.30%     4.85%     5.07%      5.05%(4)

(1)  On December 22, 1994, John Hancock Advisers, Inc. became the investment adviser of the Fund.
(2)  Total investment return assumes dividend reinvestment.
(3)  Not annualized.
(4)  Annualized.

The Financial Highlights summarizes the impact of net investment income and dividends on a single share for each period indicated. Additionally, important relationships between some items presented in the financial statements are expressed in ratio form.

                        SEE NOTES FINANCIAL STATEMENTS.
                                       7

                              FINANCIAL STATEMENTS

                    John Hancock Funds - Cash Reserve, Inc.

Schedule of Investments
June 30, 1998 (Unaudited)
--------------------------------------------------------------------------------
The Schedule of Investments  is a complete list of all securities  owned by Cash
Reserve,  Inc. on June 30, 1998.  It's  divided  into three types of  short-term investments.  Most categories of short-term  investments are further broken down by industry group.

                                                                           PAR VALUE
                                                     INTEREST    QUALITY     (000s         MARKET
ISSUER, DESCRIPTION                                  RATE        RATING*    OMITTED)       VALUE
-------------------                                  ----        -------    --------       -----
CORPORATE INTEREST BEARING OBLIGATIONS
Automotive (4.39%)
General Motors Acceptance Corp.,
07-20-1998 .............................              7.375%      Tier 1     $1,000   $1,000,744
General Motors Acceptance Corp.,
01-25-1999 .............................               5.625      Tier 1        439      438,302
                                                                                      ----------
                                                                                       1,439,046
                                                                                      ----------
Banking (11.65%)
Continental Bank of North America,
07-01-1998 # ...........................              11.250      Tier 1      1,066    1,066,000
NationsBank Corp.,
09-15-1998 .............................               5.125      Tier 1      1,250    1,248,691
Norwest Corp.,
10-13-1998 .............................               6.000      Tier 1      1,500    1,500,850
                                                                                      ----------
                                                                                       3,815,541
                                                                                      ----------
Beverage (3.51%)
PepsiCo, Inc.,
08-31-1998 .............................               5.800      Tier 1      1,150    1,149,671
                                                                                      ----------
Finance (24.19%)
Associates Corp. of North America,
07-23-1998 .............................               5.480      Tier 1        900      899,882
Beneficial Corp.,
11-30-1998 .............................               8.230      Tier 1      2,000    2,017,836
CIT Group Holdings, Inc.,
07-31-1998 .............................               6.350      Tier 1      1,500    1,500,410
General Electric Capital Corp.,
12-07-1998 .............................               5.330      Tier 1      1,000      998,222
International Business Machines
Credit Corp., 07-28-1998 ...............               5.720      Tier 1      1,500    1,500,046
International Lease Finance,
09-14-1998 .............................               8.700      Tier 1      1,000    1,005,939
                                                                                      ----------
                                                                                       7,922,335
                                                                                      ----------
Retail (4.62%)
Sears Roebuck Co.,
11-01-1998 .............................               8.450      Tier 1      1,500    1,511,978
                                                                                      ----------

                       SEE NOTES TO FINANCIAL STATEMENTS.
                                       8

                              FINANCIAL STATEMENTS

                    John Hancock Funds - Cash Reserve, Inc.


                                                                            PAR VALUE
                                                     INTEREST    QUALITY     (000s         MARKET
ISSUER, DESCRIPTION                                  RATE        RATING*    OMITTED)       VALUE
-------------------                                  ----        -------    --------       -----
Tobacco (3.96%)
Philip Morris Co., Inc.,
02-15-1999 .............................              7.375%      Tier 1     $1,150   $1,159,270
Philip Morris Co., Inc.,
03-01-1999 .............................               8.625      Tier 1        135      137,335
                                                                                      ----------
                                                                                       1,296,605
                                                                                      ----------
Utilities - Electric (2.44%)
Pacific Gas and Electric Co.,
08-01-1998 .............................               5.375      Tier 1        800      799,771
                                                                                      ----------
                TOTAL CORPORATE INTEREST BEARING OBLIGATIONS
                                         (Cost $17,934,947)                 (54.76%)  17,934,947
                                                                             ------   ----------
U.S. GOVERNMENT OBLIGATIONS
Governmental - U.S. Agencies (42.72%)
Federal Farm Credit Bank,
11-02-1998 .............................               5.373**    Tier 1      3,000    2,998,269
Federal Home Loan Bank,
08-20-1998 .............................               5.442**    Tier 1      5,000    4,999,414
Student Loan Marketing Association,
02-22-1999 .............................               5.331**    Tier 1      6,000    5,992,513
                                                                                      ----------
                TOTAL U.S. GOVERNMENT OBLIGATIONS
                                      (Cost $13,990,196)                    (42.72%)  13,990,196
                                                                             ------   ----------

                                                                INTEREST
                                                                  RATE
                                                                --------
JOINT REPURCHASE AGREEMENT (0.90%)
Investment in a joint repurchase
agreement transaction with Toronto
Dominion Securities USA, Inc. - dated
06-30-98, due 07-01-98 (Secured by
U.S. Treasury Notes, 5.00% thru 7.50%
due 02-15-99 thru 11-15-01)- Note A ....                          5.750%        294      294,000
                                                                                     -----------
                                        TOTAL JOINT REPURCHASE AGREEMENT
                                        (Cost $294,000)                      (0.90%)     294,000
                                                                            -------  -----------
                                        TOTAL INVESTMENTS                   (98.38%)  32,219,143
                                                                            -------  -----------
                                        OTHER ASSETS AND LIABILITIES, NET    (1.62%)     531,783
                                                                            -------  -----------
                                        TOTAL NET ASSETS                   (100.00%) $32,750,926
                                                                            =======  ===========

* Quality ratings indicate the categories of eligible securities, as defined by Rule 2a-7 of the Investment Company Act of 1940, owned by the Fund.

**   Floating rate note, interest rate effective June 30, 1998.

#    Call date.

The percentage shown for each investment category is the total value of that category expressed as a percentage of the total net assets of the Fund.

                       SEE NOTES TO FINANCIAL STATEMENTS.
                                       9

                         NOTES TO FINANCIAL STATEMENTS

                    John Hancock Funds - Cash Reserve, Inc.

(UNAUDITED)
NOTE A -
ACCOUNTING POLICIES
John Hancock Cash Reserve, Inc. (the "Fund") is a diversified, open-end management investment company, registered under the Investment Company Act of 1940. The investment objective of the Fund is to provide maximum current income, consistent with capital preservation and liquidity. Effective October 1, 1996, the Fund was closed to new shareholders.

Significant accounting policies of the Fund are as follows:

VALUATION OF INVESTMENTS The Board of Directors has determined appropriate methods for valuing portfolio securities. Accordingly, portfolio securities are valued at amortized cost, in accordance with Rule 2a-7 of the Investment Company Act of 1940, which approximates market value. The amortized cost method involves valuing a security at its cost on the date of purchase and thereafter assuming a constant amortization to maturity of the difference between the principal amount due at maturity and the cost of the security to the Fund. Interest income on certain portfolio securities such as negotiable bank certificates of deposit and interest bearing notes is accrued daily and included in interest receivable.

JOINT REPURCHASE AGREEMENT Pursuant to an exemptive order issued by the Securities and Exchange Commission, the Fund, along with other registered investment companies having a management contract with John Hancock Advisers, Inc. (the "Adviser"), a wholly owned subsidiary of The Berkeley Financial Group, Inc., may participate in a joint repurchase agreement. Aggregate cash balances are invested in one or more repurchase agreements, whose underlying securities are obligations of the U.S. government and/or its agencies. The Fund's custodian bank receives delivery of the underlying securities for the joint account on the Fund's behalf. The Adviser is responsible for ensuring that the agreement is fully collateralized at all times.

INVESTMENT TRANSACTIONS Investment transactions are recorded as of the date of purchase, sale or maturity. Net realized gains and losses on sales of investments are determined on the identified cost basis.

FEDERAL INCOME TAXES The Fund's policy is to comply with the requirements of the Internal Revenue Code that are applicable to regulated investment companies. Accordingly, the Fund will not be subject to federal income tax on taxable earnings which are distributed to shareholders. Therefore, no federal income tax provision is required.

DIVIDENDS The Fund's net investment income is declared daily as dividends to shareholders of record as of the close of business on the preceding day and distributed monthly.

USE OF ESTIMATES The preparation of these financial statements in accordance with generally accepted accounting principles incorporates estimates made by management in determining the reported amounts of assets, liabilities, revenues and expenses of the Fund. Actual results could differ from these estimates.

NOTE B -
MANAGEMENT FEE AND TRANSACTIONS WITH
AFFILIATES AND OTHERS
Under the present investment management contract, the Fund pays a monthly management fee to the Adviser for a continuous investment program equivalent, on an annual basis, to 0.35% of the Fund's average daily net assets.

The Fund has a transfer agent agreement with John Hancock Signature Services, Inc. ("Signature Services"), an indirect subsidiary of John Hancock Mutual Life Insurance Company. The Fund pays transfer agent fees based on the number of shareholder accounts and certain out-of-pocket expenses.

The Fund has an agreement with the Adviser to perform necessary tax and financial management services for the Fund. The compensation for the period was at an annual rate of less than 0.02% of the average net assets of the Fund.

Mr. Edward J. Boudreau, Jr., Ms. Anne C. Hodsdon and Mr. Richard S. Scipione are directors and/or officers of the Adviser and/or its affiliates, as well as Directors of the Fund. The compensation of unaffiliated Directors is borne by the Fund. The unaffiliated Directors may elect to defer for tax purposes their receipt of this compensation under the John Hancock Group of Funds Deferred Compensation Plan. The Fund makes investments into other John Hancock funds, as applicable, to cover its liability for the deferred compensation. Investments to cover

                         NOTES TO FINANCIAL STATEMENTS

                    John Hancock Funds - Cash Reserve, Inc.

the Fund's deferred compensation liability are recorded on the Fund's books as an other asset. The deferred compensation liability and the related other asset are always equal and are marked to market on a periodic basis to reflect any income earned by the investment as well as any unrealized gains or losses.

NOTE C -
INVESTMENT TRANSACTIONS
Purchases and proceeds from sales and maturities, other than obligations of the U.S. government and its agencies, during the period ended June 30, 1998, aggregated $9,995,927 and $12,275,000, respectively. Purchases and proceeds from maturities of obligations of the U.S. government and its agencies aggregated $866,688,257 and $869,217,090, respectively, during the period ended June 30, 1998.

The cost of investments owned at June 30, 1998 for federal income tax purposes was $32,219,143.

                                                            --------------------
                                                                 Bulk Rate
[LOGO] JOHN HANCOCK FUNDS                                     U.S. Postage
       A Global Investment Management Firm                        PAID
101 HUNTINGTON AVENUE, BOSTON, MA 02199-7603                   Randolph, MA
1-800-225-5291 1-800-554-6713 (TDD)                            Permit NO. 75
                                                            --------------------








This report is for the information of shareholders of John Hancock Cash Reserve, Inc. It may be used as sales literature when preceded or accompanied by the current prospectus, which details charges, investment objectives and operating policies.

[RECYCLE LOGO] Printed on Recycled Paper                             420SA  6/98
                                                                            8/98